Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 60 to Registration Statement No.002-74452on Form N-1A of our reports datedas of the dates stated below, relating to the financial statements and financial highlights of the funds identified below, comprising BlackRock Variable Series Fund, Inc., appearing in the Annual Report on Form N-CSR ofBlackRock Variable Series Fund, Inc. for the year ended December 31, 2011, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

Fund	Report Dated

BlackRock Balanced Capital V.I. Fund	February 24, 2012
BlackRock Basic Value V.I. Fund	February 24, 2012
BlackRock Capital Appreciation V.I. Fund	February 24, 2012
BlackRock Global Allocation V.I. Fund	February 24, 2012
BlackRock High Yield V.I. Fund	February 24, 2012
BlackRock Large Cap Core V.I. Fund	February 24, 2012
BlackRock Large Cap Value V.I. Fund	February 24, 2012
BlackRock S&P 500 Index V.I. Fund	February 24, 2012
BlackRock Total Return V.I. Fund	February 24, 2012
BlackRock U.S. Government Bond V.I. Fund	February 24, 2012
BlackRock Value Opportunities V.I. Fund	February 24, 2012
BlackRock Equity Dividend V.I. Fund	February 22, 2012
BlackRock Global Opportunities V.I. Fund	February 22, 2012
BlackRock International V.I. Fund	February 22, 2012
BlackRock Large Cap Growth V.I. Fund	February 22, 2012
BlackRock Money Market V.I. Fund	February 22, 2012

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April13, 2012